EXHIBIT 10.1

EXECUTION COPY

AMENDMENT NO. 1

Dated as of February 28, 2008

to the

CREDIT AGREEMENT

Dated as of January 28, 2005

This AMENDMENT NO. 1 TO THE CREDIT AGREEMENT (this “Amendment”) is made as of February 28, 2008 by and among SCHAWK, INC. (the “Borrower”), the financial institutions listed on the signature pages hereof and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, in its capacity as contractual representative for itself and the other Lenders (in such capacity, the “Agent”) under that certain Credit Agreement dated as of January 28, 2005 by and among the Borrower, the Alternate Currency Borrowers from time to time party thereto, the Lenders and the other “Lenders” from time to time party thereto, JPMorgan Chase Bank, National Association, as Collateral Agent, and the Agent (as amended prior to the date hereof, the “Credit Agreement”). Defined terms used herein and not otherwise defined herein shall have the meaning given to them in the Credit Agreement.

WITNESSETH

WHEREAS, the Borrower, the Lenders and the Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein; and

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto have agreed to the following amendment to the Credit Agreement:

1. Amendment to the Credit Agreement. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

1.1.           The definition of “Maximum Acquisition Amount” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Maximum Acquisition Amount” means, for any rolling period of twelve consecutive months, $75,000,000.

1.2           The definition of “Permitted Foreign Subsidiary Investment Amount” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Permitted Foreign Subsidiary Investment Amount” means $120,000,000.

1.3           Section 7.3(F) of the Credit Agreement is hereby amended to delete the reference to the dollar amount “$15,000,000” set forth therein and to replace such dollar amount with the dollar amount “$45,000,000”.

2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the condition precedent that (a) the Agent shall have received (i) counterparts of this Amendment duly executed by the Borrower, the Required Lenders and the Agent and the Consent and Reaffirmation attached hereto duly executed by the Subsidiary Guarantors, (ii) such instruments and documents as are reasonably requested by the Agent and (iii) for the account of each Lender that executes and delivers a counterpart to this Amendment by such time as is requested by the Agent, an amendment fee in an amount equal to 0.05% of such Lender’s Revolving Loan Commitment and (b) the Borrower shall have paid all fees and, to the extent invoiced, expenses of the Agent (including attorneys’ fees and expenses) in connection with this Amendment.

3. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

(a)           This Amendment and the Credit Agreement as previously executed and as amended hereby, constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms.

(b)           Upon the effectiveness of this Amendment and after giving effect hereto, (i) the Borrower hereby reaffirms all covenants, representations and warranties made in the Credit Agreement as amended hereby, and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment (unless any such representation and warranty is made as of a specific date, in which case, such representation and warranty shall be remade as of such date) and (ii) no Default or Unmatured Default has occurred and is continuing.

4. Reference to the Effect on the Credit Agreement.

(a)           Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the Credit Agreement or in any other Loan Document (including any reference therein to “this Credit Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring thereto) shall mean and be a reference to the Credit Agreement as amended hereby.

(b)           Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

(c)           The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING 735 ILCS 105/5-1 ET SEQ., BUT OTHERWISE WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS) OF THE STATE OF ILLINOIS.

6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7. Counterparts. This Amendment may be executed by one or more of the parties to the Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[signature page follows]

IN WTTNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

SCHAWK, INC., as the Borrower

By:	/s/James J. Patterson
Name: James J. Patterson
Title: Sr. VP & CFO

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Agent and as a Lender

By:	/s/Sara A. Staniszewski
Name: Sara A. Staniszewski
Title: Assistant Vice President

BANK OF AMERICA, N.A., as a Lender

By:	/s/Adam Goettsche
Name: Adam Goettsche
Title: Senior Vice President

THE NORTHERN TRUST COMPANY, as a Lender

By:	/s/Kanika Sagarwal
Name: Kanika Sagarwal
Title: Second Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/Kathryn Sims
Name: Kathryn Sims
Title: Assistant Vice President

ASSOCIATED BANK, N.A., as a Lender

By:	/s/Brett T. Rausch
Name: Brett T. Rausch
Title: Vice President

Signature Page to Amendment No. 1
Schawk, Inc.
Credit Agreement dated as of January 28, 2005